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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  September 11, 2000



                                  ENGAGE, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       000-26671                    04-3281378
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                              100 Brickstone Square
                          Andover, Massachusetts 01810
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (978) 684-3884
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     On September 26, 2000, Engage, Inc., a Delaware corporation (the
"Company"), filed a Current Report on Form 8-K pursuant to which it disclosed under Item 2 of Form 8-K that it had completed its acquisition of MediaBridge Technologies, Inc. Upon further discussion with the Company's independent auditors and completion of the purchase price valuation, the Company has determined that its acquisition does not meet the significance tests under which audited financial statements of MediaBridge Technologies, Inc. and related pro forma financial statements would be required. Accordingly, the Company is amending its previous filing in order to report its acquisition of MediaBridge Technologies, Inc. under Item 5 of Form 8-K as follows:

Item 5.  Other Events.

     On September 11, 2000, Engage, Inc., a Delaware corporation (the "Company"), completed its acquisition of MediaBridge Technologies, Inc., a leading provider of cross-media closed loop targeted marketing systems ("MediaBridge"). The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of June 11, 2000 (the "Merger Agreement"), by and among the Company, Engage Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and MediaBridge.

     In connection with the acquisition, the Company issued approximately 11,741,100 shares of its common stock ("Merger Shares"). Additionally, the Company has reserved approximately 2,500,000 shares of its common stock for issuance upon exercise of stock options to purchase shares of the Company's common stock (which stock options option holders received in exchange for stock options to purchase MediaBridge common stock).

     Of the Merger Shares issued at the closing of the acquisition, approximately 1,450,000 shares are being held in escrow for a period of at least one year. These shares held in escrow are intended to secure the obligations of the former MediaBridge stockholders to indemnify the Company under the Merger Agreement.

     By virtue of the merger of MediaBridge and Engage Subsidiary, Inc., MediaBridge became a wholly-owned subsidiary of the Company. The transaction is intended to be tax-free under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

     A copy of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference. In addition, the Company's press release dated September 12, 2000 announcing the completion of the acquisition is filed as Exhibit 99.2 to this Current Report on 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

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     99.1    Agreement and Plan of Merger, dated June 11, 2000, by and among the Company, Engage Subsidiary, Inc. and MediaBridge
             Technologies, Inc. (incorporated by reference from Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on September 26, 2000).

     99.2 Press Release dated September 12, 2000 (incorporated by reference from Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on September 26, 2000).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENGAGE, INC.



Date: November 17, 2000               /s/ Robert Bartlett
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                                      ROBERT BARTLETT
                                      EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                      OFFICER AND TREASURER







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                                  EXHIBIT INDEX
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Exhibit
Number                        Description
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  99.1       Agreement and Plan of Merger, dated June 11, 2000, by and among the Company, Engage Subsidiary, Inc. and MediaBridge
             Technologies, Inc. (incorporated by reference from Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on September 26, 2000).

  99.2 Press Release dated September 12, 2000 (incorporated by reference from Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on September 26, 2000).